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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13TH , 2006



                             NETCO INVESTMENTS INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Washington                    333-47514              91-2031335
---------------------------------  ------------------------  -------------------
  (State or other jurisdiction of  (Commission File Number)    (IRS Employer
  incorporation or organization)                             Identification No.)


         Suite 206, 388 Drake Street                          V6B 6A8
    Vancouver, British Columbia, Canada
-------------------------------------------                  ----------
  (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number                       (604) 681-1064
          (including area code)

                                              ----------

-------------------------------------------                  ----------
   (Former name or former address if
       changed since last report)                            (Zip Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION  1     REGISTRANT'S BUSINESS AND OPERATIONS

ITEM  1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               NetCo Investments Inc. (the Company) shareholders ratified the Asset Purchase & Assignment Agreement (the Agreement) dated April 7th, 2006 as amended on May 30th, 2006, June 21st 2006 and July 11th 2006 between the Company and Syntec Biofuel Inc. ("Syntec"). Under the Agreement the Company agreed to acquire all the assets of Syntec including the I.P. (for catalysts that can convert biomass into ethanol and other alcohols), and assume all Syntec's liabilities. Under the amendment dated July 12th, 2006, the Company agreed to return all the assets including the I.P. and all the liabilities assumed but unpaid back to Syntec, in the event the Company is unable to raise a minimum of $500,000 via a Private Placement within the next 60 days and Syntec agreed to transfer back for cancellation 15,700,000 shares issued to Syntec as purchase consideration

ITEM  1.02     TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

               No events to report.

ITEM  1.03     BANKRUPTCY  OR  RECEIVERSHIP.

               No events to report.


SECTION  2     FINANCIAL  INFORMATION

ITEM  2.01     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

               See 1.01 above. The Company will issue 15,700,000 shares to Syntec as consideration for the purchase of its assets as described in the Agreement dated dateYear2006Day7Month4April, 7th 2006 as amended. The Company's issued and outstanding shares post acquisition will be 24,250,000.

ITEM  2.02     RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

               No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               The Company has agreed to assume the liabilities of Syntec estimated at $185,000. However, these liabilities will be assigned back to Syntec if the Company is unable to raise a minimum of $500,000 under a Private Placement within the next 60 days. These debts will be paid as and when the Company has raised sufficient capital to make payment.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

               No events to report.

ITEM  2.05     COSTS  ASSOCIATED  WITH  EXIT  OR  DISPOSAL  ACTIVITIES.

               No events to report.

ITEM  2.06     MATERIAL  IMPAIRMENTS.

               No events to report.

SECTION  3     SECURITIES  AND  TRADING  MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

               No events to report.

ITEM  3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

               The Company will issue 15,700,000 common shares to Syntec as consideration for the acquisition of its assets. These shares will be restricted from trading until released from section 144. These shares will be returned to the Company in the event the company is unable to raise a minimum of $500,000 within the next 60 days via a Private Placement

               The Company ratified the Stock Option Plan as previously filed.

ITEM  3.03     MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

               No events to report.

SECTION  4     MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM  4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               The Company at their Annual General Meeting appointed Dale Matheson, Carr-Hilton Labonte as its auditors and that the Board of Directors is authorized to fix the remuneration to be paid to the auditors.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

               No events to report.

SECTION  5     CORPORATE  GOVERNANCE  AND  MANAGEMENT

ITEM  5.01     CHANGES  IN  CONTROL  OF  REGISTRANT.

               No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               The Board of Directors' proposal at the Annual General Meeting that Michael Jackson, Cary Martin and Michael Raftery be elected as the Directors of the Company was approved by the shareholders.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

               The Shareholders passed a Resolution authorizing the Directors to forward split the common shares where every one (1) of the company's issued and outstanding common stock will be split into two (2) common shares, at the discretion of the Directors. This action will result in the shareholder owning two (2) shares of common stock for every one (1) share of common stock held by them. In the event the Directors effect the forward split, the number of issued and outstanding shares will increase from 8,550,000 to 17,100,000.

               The Shareholders approved the name change of the Company from NetCo Investments Inc to Syntec Biofuel Inc. The Company will amend their Articles and apply to the Secretary of State, in Washington for a name change.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

               No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               No events to report.

ITEM  5.06     CHANGE  IN  SHELL  COMPANY  STATUS.

               No events to report.

SECTION  6     ASSET-BACKED  SECURITIES

ITEM  6.01     ABS  INFORMATIONAL  AND  COMPUTATIONAL  MATERIAL.

               No events to report.

ITEM  6.02     CHANGE  OF  SERVICER  OR  TRUSTEE.

               No events to report.

ITEM  6.03     CHANGE  IN  CREDIT  ENHANCEMENT  OR  OTHER  EXTERNAL  SUPPORT.

               No events to report.

ITEM  6.04     FAILURE  TO  MAKE  A  REQUIRED  DISTRIBUTION.

               No events to report.

ITEM  6.05     SECURITIES  ACT  UPDATING  DISCLOSURE.

               No events to report.

SECTION  7     REGULATION  FD

ITEM  7.01     REGULATION  FD  DISCLOSURE.

               No events to report.

SECTION  8     OTHER  EVENTS

ITEM  8.01     OTHER  EVENTS.
               The Annual General Meeting was adjourned from July 11, 2006 until July 12, 2006. News release was disseminated today confirming the acquisition of the assets from Syntec.

SECTION  9     FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01     FINANCIAL  STATEMENTS

               No events to report.

ITEM  9.02     EXHIBITS

               EX-99.1  Minutes of Annual General Meeting dated July 12, 2006.

               EX-99.2  News release dated July 14, 2006.

               EX-99.3  Amendment to Asset Purchase and Assignment Agreement



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NETCO INVESTMENTS INC.


/s/ Michael Jackson
--------------------------------------
Michael Jackson, President

July 13th 2006
--------------------------------------
Date